UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2022

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-11740 (Commission File Number)	84-0872291 (I.R.S. Employer Identification No.)

12100 West Sixth Avenue, Lakewood, Colorado (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: 303-987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, no par value	MLAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01 OTHER EVENTS

In this Current Report on Form 8-K (the “Form 8-K”), Mesa Laboratories, Inc. ("Mesa," "we," "us" and "our") is filing standalone unaudited financial statements for Agena Bioscience, Inc. which was acquired on October 20, 2021 (the “Acquisition”), as of and for the nine-month period ended September 30, 2021. This Form 8-K also includes a pro forma condensed combined statement of operations for the nine-month period ended December 31, 2021. The pro forma condensed combined statement of operations is filed in addition to the initial pro forma combined financial information required by Item 9.01(b) of Form 8-K, which was filed on Form 8-K/A on December 22, 2021.  The effect of the Acquisition is reflected in the consolidated balance sheet of Mesa included in its Quarterly Report on Form 10-Q filed on February 3, 2022.

In addition, Mesa is filing Exhibit 99.3 to this Form 8-K to  recast the consolidated financial statements that were included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2021 (the "2021 Form 10-K"), as filed with the Securities and Exchange Commission (the "SEC") on June 1, 2021, in order to  reflect the changes in its reportable segments that are described immediately below.

As previously disclosed on December 23, 2021, beginning with the third quarter of fiscal year 2022, Mesa revised its segment presentation to be comprised of the following four reportable segments: Sterilization and Disinfection Control, Clinical Genomics, Biopharmaceutical Development and Calibration Solutions.

●
Sterilization and Disinfection Control: This reportable segment is consistent with historical presentation. The Sterilization and Disinfection Control division manufactures and sells biological, cleaning, and chemical indicator products used to assess the effectiveness of sterilization and disinfection processes in the hospital, dental, medical device, and pharmaceutical industries. The division also provides testing and laboratory services, mainly to the dental industry.

●
Clinical Genomics: A new reportable segment comprised of the recently acquired Agena Bioscience, Inc. business. The Clinical Genomics division develops, manufactures, and sells highly sensitive, low-cost, high-throughput, genetic analysis tools used by clinical labs to perform genomic clinical testing (both lab developed tests and full in vitro diagnostic panels) in several therapeutic areas, such as newborn screenings and oncology.

●
Biopharmaceutical Development: This reportable segment is consistent with historical presentation. The Biopharmaceutical Development division develops, manufactures, and sells automated systems for protein analysis (immunoassays) and peptide synthesis solutions. Immunoassays and peptide synthesis solutions accelerate the discovery, development, and manufacture of biotherapeutic drugs. Customers include academic research and development laboratories and biopharmaceutical research, development, and manufacturing teams at biopharmaceutical companies.

●
Calibration Solutions: This new reportable segment is comprised of the historical Instruments and Continuous Monitoring reportable segments. Following the acquisition of Agena Biosciences, Inc., we expect historical Continuous Monitoring continue to decline in significance compared to Mesa’s overall business. Additionally, Continuous Monitoring’s margins have grown steadily due to improved pricing models and business unit reorganization efforts, such that Continuous Monitoring’s current and future prospects are substantially similar to those of Instruments, as are the products and services offered by each division. The new Calibration Solutions division designs, manufactures, and markets quality control and calibration products used to measure or calibrate temperature, pressure, pH, humidity, and other such parameters for health and safety purposes, primarily in hospital, medical device manufacturing, pharmaceutical, and laboratory environments.

In Exhibit 99.3 to this Form 8-K,  pursuant to guidance prepared by the staff of the SEC, we have updated, to the extent applicable, the following sections of our 2021 Form 10-K to reflect  our revised  segment presentation:

●	Part I, Item 1, Business.
●	Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations.
●	Part II, Item 8, Financial Statements and Supplementary Data.

The items included in Exhibit 99.3 of this Form 8-K update the same items presented in the Form 10-K solely for changes in the Mesa’s reportable segment information and the related impact to segment disclosures. There are no changes to other disclosures presented in the 2021 Form 10-K, including the Mesa’s previously reported consolidated statements of income, comprehensive income (loss), stockholders' equity, and cash flows included in the 2021 Form 10-K. No items in the 2021 Form 10-K other than those identified above are being updated by this filing. Information in the 2021 Form 10-K is generally stated as of March 31, 2021 and this filing does not reflect any subsequent information or events other than the change in segment reporting noted above. Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2021 Form 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the events described above. More current information is contained in our Quarterly Reports on Form 10-Q for the periods ended June 30, 2021, September 30, 2021 and December 31, 2021 and other filings with the SEC. Exhibit 99.3 should be read in conjunction with the 2021 Form 10-K, the Form 10-Qs for the period ended June 30, 2021, September 30, 2021 and December 31, 2021, and any other documents we have filed with the SEC subsequent to June 1, 2021.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
23.1	Consent of the Independent Registered Accounting Firm
99.1
The unaudited condensed financial statements of Agena, which comprise (a) the unaudited condensed consolidated balance sheets as of September 30, 2021 and December 31, 2020; (b) the related unaudited condensed consolidated statements of income, comprehensive income, mezzanine equity and stockholders’ equity, and cash flows for the nine months ended September 30, 2021 and 2020, respectively; and (c) the related notes to the financial statements.

99.2
The unaudited pro forma condensed combined statement of operations of Mesa Laboratories, Inc. for the nine months ended December 31, 2021 and the related notes to the unaudited pro forma condensed combined statement of operations.

99.3	Updated portion of the Mesa Laboratories, Inc. Annual Report on Form 10-K for the fiscal year ended March 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 30, 2022		Mesa Laboratories, Inc.
(Registrant)

	BY:	/s/ Gary M. Owens
Gary M. Owens
President and Chief Executive Officer